UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 19, 2021

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

Minnesota			001-3034	41-0448030
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall	Minneapolis	Minnesota		55401
(Address of Principal Executive Offices)				(Zip Code)

612	330-5500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Xcel Energy Inc. ("Xcel Energy") held its 2021 Annual Meeting of Shareholders on May 19, 2021. At the meeting, shareholders:

•elected all 14 directors nominated by the Board of Directors;
•approved, on an advisory basis, Xcel Energy's executive compensation as set forth in the 2021 proxy statement;
•ratified the appointment of Deloitte & Touche LLP as Xcel Energy's independent registered public accounting firm for 2021; and
•did not approve a shareholder proposal presented at the meeting regarding a report on the costs and benefits of Xcel Energy’s voluntary climate-related activities.

Set forth below are the final voting results for each of the proposals.

Proposal No. 1 — Election of Directors.

Name	For	Against	Withheld	Broker Non-Votes
Lynn Casey	412,810,751	2,025,253	1,225,557	49,664,758
Ben Fowke	396,707,562	14,505,192	4,848,807	49,664,758
Robert Frenzel	408,065,668	6,715,991	1,279,902	49,664,758
Netha Johnson	412,787,951	1,994,803	1,278,807	49,664,758
Patricia Kampling	412,571,245	2,265,275	1,225,041	49,664,758
George Kehl	412,721,696	1,956,932	1,382,933	49,664,758
Richard O’Brien	366,256,998	48,336,193	1,468,370	49,664,758
Charles Pardee	412,844,915	1,886,218	1,330,428	49,664,758
Christopher Policinski	402,426,301	10,932,687	2,702,573	49,664,758
James Prokopanko	392,982,665	21,720,211	1,358,685	49,664,758
David Westerlund	400,969,639	12,345,271	2,746,651	49,664,758
Kim Williams	404,344,209	9,042,953	2,674,399	49,664,758
Timothy Wolf	407,365,434	7,416,587	1,279,540	49,664,758
Daniel Yohannes	412,369,315	2,374,542	1,317,704	49,664,758

Proposal No. 2 — Advisory Vote on Executive Compensation.

For	Against	Abstained	Broker Non-Votes
393,533,267	19,706,670	2,821,624	49,664,758

Proposal No. 3 — Ratification of Independent Registered Public Accounting Firm.

For	Against	Abstained	Broker Non-Votes
460,585,222	3,940,808	1,200,289	—

Proposal No. 4 — Shareholder Proposal Requesting a Report on the Costs and Benefits of Xcel Energy’s Voluntary Climate-Related Activities.

For	Against	Abstained	Broker Non-Votes
14,427,634	397,110,540	4,523,387	49,664,758

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2021	Xcel Energy Inc. (a Minnesota corporation)

/s/ AMY SCHNEIDER
Amy Schneider
Vice President, Corporate Secretary and Securities